UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5565

DWS Mutual Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2006

Semiannual Report
to Shareholders

DWS Gold & Precious Metals Fund

(formerly Scudder Gold and Precious Metals Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Because the fund concentrates its investments in securities related to gold and other precious metals, market price movements, regulatory changes and economic conditions as well as adverse political and financial factors will have a significant impact on the fund's performance. Investments in foreign securities markets are subject to additional risks including currency fluctuations, greater price volatility and less liquidity than US markets. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during 1-year, 3-year, 5-year and 10-year periods for Class B shares and the 3-year, 5-year, and 10-year periods for Class A and Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception June 25, 2001 are derived from the historical performance of Class S shares of the DWS Gold & Precious Metals Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/06
DWS Gold & Precious Metals Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	62.92%	93.34%	45.38%	37.78%	9.29%
Class B	62.26%	91.90%	44.26%	36.68%	8.42%
Class C	62.26%	92.08%	44.29%	36.71%	8.45%
S&P 500 Index+	9.64%	15.42%	14.68%	2.70%	8.94%
London Bullion Market Association Gold PM Fix Price/USD++	36.80%	47.81%	24.13%	19.60%	5.11%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/06	$ 25.75	$ 25.52	$ 25.48
10/31/05	$ 16.97	$ 16.77	$ 16.75
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .31	$ .16	$ .16
Capital Gains Distributions as of 4/30/06	$ 1.09	$ 1.09	$ 1.09
Class A Lipper Rankings — Gold Oriented Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	43	of	54	79
3-Year	18	of	46	39

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Gold & Precious Metals Fund — Class A [] S&P 500 Index+ [] London Bullion Market Association Gold PM Fix Price/USD++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/06
DWS Gold & Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$18,223	$28,958	$46,788	$22,918
	Average annual total return	82.23%	42.54%	36.15%	8.65%
Class B	Growth of $10,000	$18,890	$29,823	$47,603	$22,449
	Average annual total return	88.90%	43.94%	36.62%	8.42%
Class C	Growth of $10,000	$19,208	$30,040	$47,758	$22,503
	Average annual total return	92.08%	44.29%	36.71%	8.45%
S&P 500 Index+	Growth of $10,000	$11,542	$15,081	$11,423	$23,544
	Average annual total return	15.42%	14.68%	2.70%	8.94%
London Bullion Market Association Gold PM Fix Price/USD++	Growth of $10,000	$14,781	$19,124	$24,473	$16,458
	Average annual total return	47.81%	24.13%	19.60%	5.11%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The London Bullion Market Association Gold PM Fix Price/USD is the internationally published benchmark for the price of gold.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 3-year, 5-year, and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception October 2, 2000 are derived from the historical performance of Class S shares of DWS Gold & Precious Metals Fund during such periods and have assumed the same expense structure during such period. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/06
DWS Gold & Precious Metals Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	63.07%	93.84%	45.73%	38.04%	9.55%
Class AARP	63.07%	93.93%	45.69%	38.07%	9.58%
S&P 500 Index+	9.64%	15.42%	14.68%	2.70%	8.94%
London Bullion Market Association Gold PM Fix Price/USD++	36.80%	47.81%	24.13%	19.60%	5.11%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/06	$ 25.80	$ 25.77
10/31/05	$ 17.03	$ 17.01
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .35	$ .36
Capital Gains Distributions as of 4/30/06	$ 1.09	$ 1.09
Class S Lipper Rankings — Gold Oriented Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	42	of	54	77
3-Year	15	of	46	32
5-Year	13	of	36	36
10-Year	8	of	24	32

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Gold & Precious Metals Fund — Class S [] S&P 500 Index+ [] London Bullion Market Association Gold PM Fix Price/USD++

Yearly periods ended April 30
Comparative Results as of 4/30/06
DWS Gold & Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$19,384	$30,951	$50,125	$24,892
	Average annual total return	93.84%	45.73%	38.04%	9.55%
Class AARP	Growth of $10,000	$19,393	$30,925	$50,177	$24,957
	Average annual total return	93.93%	45.69%	38.07%	9.58%
S&P 500 Index+	Growth of $10,000	$11,542	$15,081	$11,423	$23,544
	Average annual total return	15.42%	14.68%	2.70%	8.94%
London Bullion Market Association Gold PM Fix Price/USD++	Growth of $10,000	$14,781	$19,124	$24,473	$16,458
	Average annual total return	47.81%	24.13%	19.60%	5.11%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The London Bullion Market Association Gold PM Fix Price/USD is the internationally published benchmark for the price of gold.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,629.20	$ 1,622.60	$ 1,622.60	$ 1,630.70	$ 1,630.70
Expenses Paid per $1,000*	$ 10.10	$ 15.15	$ 14.89	$ 8.61	$ 8.54
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,017.11	$ 1,013.24	$ 1,013.44	$ 1,018.25	$ 1,018.30
Expenses Paid per $1,000*	$ 7.75	$ 11.63	$ 11.43	$ 6.61	$ 6.56

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
DWS Gold & Precious Metals Fund	1.55%	2.33%	2.29%	1.32%	1.31%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Co-Managers Euan Leckie and Greg Foulis discuss the market environment, fund performance and their strategy in managing DWS Gold & Precious Metals Fund during the six-month period ended April 30, 2006.

Q: How did the gold and precious metals sector perform during the reporting period?

A: Continuing the trend that was in place through much of 2005, gold and precious metals stocks performed well during the past six months. All precious metals delivered outstanding gains, with gold, silver and platinum all exceeding 20-year highs.

For gold, the key drivers for performance were the same as those that boosted returns in 2005. The most important factor driving prices higher was the fact that investment demand for bullion remained strong even in the face of rising prices. The potential for US dollar weakness, along with geopolitical concerns such as instability in Iraq and Iran, provided investors with reasons to buy gold. Additionally, central banks — which for many years have been net sellers of bullion — may now be emerging as buyers as they look to diversify their reserves away from the US dollar.

Another source of demand has been de-hedging on the part of mining companies. As background, gold companies can "hedge" their production forward by selling gold they have not yet mined at a specified price. When the gold price is falling, this helps mining companies' earnings since the companies have locked in a higher price. But when the gold price rises, hedges become a liability since companies are committed to sell their output at below-market prices. The upshot is that companies have been buying back gold to close out their hedges. For example, Barrick Gold Corp. reported having bought back 5.7 million ounces, or 177 tons, in the first four months of the year. In addition, it intends to purchase another two million ounces, or 62 tons, by the end of 2006. This not only has an impact on the physical market, but it also shows that one, Barrick believes a high price of gold is sustainable and, two, shows that hedging is no longer a viable option and therefore does not represent the potential threat to gold price performance that it has in the past.

At the same time as demand has been rising, supply is constrained due to rising costs and the growing difficulty of replacing reserves and sustaining production. During the first quarter earnings reporting season in April of 2006, a key theme was that virtually all companies cited higher-than-expected cost pressures, meaning that higher prices may be needed to pull supply out of the ground and put it into the market.

The result of these supply-and-demand factors, in combination, was a move in the price of gold bullion to levels last seen in the early 1980s. Gold — traded in New York — closed the period at $654.50/ounce, compared with $466.60 six months earlier and $436.10 twelve months ago.

The supply-and-demand picture for platinum has been similarly favorable, although platinum's price increase trailed that of gold. Demand has been on the rise due to the increasing use of platinum in both jewelry and motor vehicles. With respect to the latter, clean-air legislation has led to the increased use of platinum in catalytic converters. Silver, meanwhile, was boosted not just by a favorable supply-and-demand backdrop, but also the new investment interest raised by the introduction of an exchange-traded fund (ETF) that invests in silver, the iShares Silver Trust. Last year, investor demand for the two US-listed gold ETFs — which are backed by physical gold — significantly boosted demand for the yellow metal, and we believe the same could happen in the silver market in 2006.

Despite this positive backdrop, not all stocks leveraged to these commodities performed as well as may be expected, with the underperformance concentrated in large caps. For this reason, individual stock selection proved critical to outperformance.

Q: How did the fund perform?

A: For the semiannual period ended April 30, 2006, the fund's Class A shares delivered a strong absolute return of 62.92%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.)

In comparison, the fund's primary benchmark — the Standard & Poor's 500 (S&P 500) Index — returned 9.64%.1 The fund's secondary benchmark, the London Bullion Market Association Gold PM Fixed Price/USD, an internationally published benchmark for the price of gold, returned 36.80% for the same period.2 For the one-year period, the fund underperformed the 65.11% average return of the 54 funds in its Lipper category, Gold Oriented Funds.3

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The London Bullion Market Association Gold PM Fix Price/USD is the internationally published benchmark for the price of gold.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 The Lipper Gold Oriented Funds category represents funds that invest primarily in shares of gold mines, gold-oriented finance houses, gold coins or bullion. It is not possible to invest directly in a Lipper category.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What elements of the fund's positioning helped performance?

A: In an environment in which many large-cap gold stocks lagged, the fund gained a significant benefit, in terms of its relative performance, from being underweight in Newmont Mining Corp. and Barrick Gold Corp.4 In both cases, rising costs and disappointing production raised concerns that the companies' earnings would not be as strong as many investors had been expecting. Barrick also had to contend with the takeover of Placer Dome, including issues such as taking on more gold hedging that is valued far below the current spot gold price.

The fund also benefited from its holdings in mid-tier stocks such as Goldcorp, Inc., Kinross Gold Corp. and Glamis Gold Ltd., all of which have growing production profiles.

In the small-cap area, performance was helped by the fund's positions in Bema Gold Corp., which we believe will benefit as the value of its undeveloped projects in Latin America and Russia are recognized, and Great Basin Gold Ltd., a Canadian company that has been largely ignored by the market but that we believe will emerge as a substantial producer. Additionally, the emerging producer Crystallex International Corp. had a significant rebound in performance as positive progress was made on project permitting.

Among platinum-related shares, performance was helped by a position in Lonmin PLC, which not only benefited from the rising prices of platinum and its byproducts palladium and rhodium, but also talk that that company may be a takeover target.

The fund is underweight in large-cap silver stocks, since we are not as enthusiastic about the fundamentals of many of these companies. However, it is positioned in silver via holdings in Silver Wheaton Corp., Apex Silver Mines Ltd., and Bear Creek Mining Corp. Additionally, many of the fund's gold stocks — such as Meridian Gold, Inc. and Glamis Gold Ltd. — have significant silver byproducts.

Q: What holdings detracted from performance?

A: In terms of detractors, performance was hurt by stocks with production issues and sensitivity to geopolitical factors. Gold mining is analogous to the oil industry in the sense that companies and investors must seek growth opportunities in emerging markets, which in turn adds another dimension of risk. In this vein, events in Russia and Kyrgyzstan affected the fund's small-cap holdings Celtic Resources Holdings PLC and Central Asia Gold Ltd, respectively. (As of April 30, 2006, the position in Celtic Resources was sold.) In addition, the larger-cap stock Compania de Minas Buenaventura SA was affected by both political concerns regarding the Peruvian election and lower expected production from the world's largest gold mine, Yanacocha.

The mid-tier stock Newcrest Mining Ltd. has performed below expectations due to a slow production ramp-up from its new flagship operation. Technical problems and industry skill shortages are near-term issues affecting the stock. However, we believe the company has high-quality assets, and we continue to believe it represents a longer-term opportunity.

Q: What are your general thoughts on your market as we head into the second half of the year?

A: Looking ahead, it is reasonable to expect that performance will pause somewhat given the stellar returns of the past six months. However, we believe the supply-and-demand fundamentals of the metals markets remain intact and should help support performance from a longer-term standpoint. It is also important to consider that the US dollar may be headed for a decline given that the Federal Reserve appears set to stop raising rates at the same time as Japan and Europe seem poised to adopt tighter policies. With this as a backdrop, we continue to believe investors will be well-served by holding a portion of their portfolios in gold and precious metals stocks.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excluding securities lending)	4/30/06	10/31/05

Common Stocks and Warrants	99%	98%
Exchange Traded Funds	1%	—
Cash Equivalents	—	2%
	100%	100%
Quality Distribution (As a % of Common Stocks)	4/30/06	10/31/05

Tier breakdown of the Fund's common stocks Tier I: Premier producing companies	51%	56%
Tier II: Major established producers	29%	22%
Tier III: Junior producers with medium cost production	5%	4%
Tier IV: Companies with some production on stream or in startup	9%	11%
Tier V: Primarily exploration companies with or without mineral resources	6%	7%
	100%	100%
Ten Largest Equity Holdings at April 30, 2006 (56.5% of Net Assets)
1. Goldcorp, Inc.	8.2%
2. Gold Fields Ltd.	7.2%
3. Newmont Mining Corp.	6.8%
4. Barrick Gold Corp.	6.1%
5. Harmony Gold Mining Co., Ltd.	5.3%
6. Impala Platinum Holdings Ltd.	4.7%
7. Kinross Gold Corp.	4.7%
8. Lonmin PLC	4.6%
9. Glamis Gold Ltd.	4.5%
10. Anglo America Platinum Corp., Ltd.	4.4%

Asset allocation, quality distribution and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks & Warrants 98.8%
Australia 8.0%
Bolnisi Gold NL	1,900,000	3,839,778
Central Asia Gold Ltd.*	4,800,000	1,641,060
Centralian Minerals Ltd.*	1,323,529	1
Kingsgate Consolidated Ltd.	1,997,935	8,864,723
Mineral Deposits Ltd.*	3,000,000	3,954,500
Moto Goldmines Ltd.*	645,000	4,038,281
Newcrest Mining Ltd.	1,408,311	24,395,194
Sino Gold Ltd.*	2,960,000	11,694,076
(Cost $41,275,511)		58,427,613
Canada 39.2%
African Minerals Co. (Warrants) "SP" 144A* (a)	750,000	1,027,500
African Minerals Co. (Warrants) 144A* (a)	1,000,000	1,640,000
Agnico-Eagle Mines Ltd.	691,000	25,470,260
Alamos Gold, Inc.*	900,000	8,492,465
Anatolia Minerals Development Ltd.* (a)	700,000	2,529,404
Anatolia Minerals Development Ltd. (Warrrants)* (a)	350,000	507,078
Anooraq Resources Corp.* (a)	350,000	416,350
Apollo Gold Corp. (Warrants) 144A* (a)	375,000	182
Barrick Gold Corp. (b)	839,095	25,575,616
Barrick Gold Corp. (b)	628,184	19,103,131
Bear Creek Mining Corp.*	770,000	3,443,495
Bema Gold Corp.*	4,415,000	24,956,666
Cardero Resources Corp.* (a)	575,000	1,470,864
Crystallex International Corp.* (a)	2,211,200	12,603,840
Crystallex International Corp. (Warrants)* (a)	450,000	1,214,471
Eldorado Gold Corp.*	4,262,300	22,263,612
Fronteer Development Group, Inc.*	830,100	5,271,419
Goldcorp, Inc. (b)	11,000	386,320
Goldcorp, Inc. (b)	1,712,000	60,101,069
Great Basin Gold Ltd.*	2,400,000	5,366,486
Kinross Gold Corp.* (b)	74,400	911,400
Kinross Gold Corp.* (b)	2,720,000	33,207,817
Linear Gold Corp.*	300,000	1,872,904
Miramar Mining Corp.*	1,500,000	5,607,978
Radius Gold, Inc.* (a)	977,778	673,395
SEMAFO, Inc.*	1,105,000	2,836,501
Shore Gold, Inc.* (a)	739,750	4,234,515
Silver Wheaton Corp.*	890,000	10,003,600
Strongbow Resources, Inc. (a)	600,000	375,654
Viceroy Exploration Ltd.*	200,000	1,531,126
Yamana Gold, Inc.*	360,000	3,970,127
(Cost $198,385,969)		287,065,245
Papua New Guinea 2.8%
Lihir Gold Ltd.* (Cost $11,066,307)	8,575,000	20,652,101
Peru 1.4%
Compania de Minas Buenaventura SA (ADR) (Cost $9,740,576)	344,500	10,469,355
South Africa 24.7%
Anglo America Platinum Corp., Ltd.	331,000	31,985,748
AngloGold Ashanti Ltd. (ADR)	288,857	15,794,701
Gold Fields Ltd. (ADR) (c)	2,080,500	52,865,505
Harmony Gold Mining Co., Ltd. (ADR)*	2,324,000	39,043,200
Impala Platinum Holdings Ltd. (ADR)	714,000	34,200,600
Western Areas Ltd.*	980,000	7,008,732
(Cost $120,284,363)		180,898,486
United Kingdom 7.8%
Highland Gold Mining Ltd.	730,000	3,793,895
Kalahari Diamonds Ltd.*	322,580	542,652
Lonmin PLC	681,435	33,923,798
Randgold Resources Ltd. (ADR)*	792,000	19,277,280
(Cost $29,538,954)		57,537,625
United States 14.9%
Apex Silver Mines Ltd.*	310,000	6,603,000
Glamis Gold Ltd.*	849,000	33,323,250
International Alliance Pacific Resources, Inc. (Warrants)*	500,000	1
Meridian Gold, Inc.*	492,000	15,990,000
Metallica Resources, Inc.*	1,050,000	3,653,235
Newmont Mining Corp.	850,000	49,605,999
(Cost $87,507,398)		109,175,485
Total Common Stocks & Warrants (Cost $497,793,078)		724,225,910

Exchange Traded Funds 0.6%
streetTRACKS Gold Trust* (Cost $4,531,050)	75,000	4,881,750

Securities Lending Collateral 2.4%
Daily Assets Fund Institutional, 4.82% (d) (e) (Cost $17,672,500)	17,672,500	17,672,500

Cash Equivalents 0.1%
Cash Management QP Trust, 4.78% (f) (Cost $387,617)	387,617	387,617
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $520,384,245)+	101.9	747,167,777
Other Assets and Liabilities, Net	(1.9)	(13,961,492)
Net Assets	100.0	733,206,285

* Non-income producing security.

+ The cost for federal income tax purposes was $526,190,844. At April 30, 2006, net unrealized appreciation for all securities based on tax cost was $220,976,933. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $237,677,987 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,701,054.

(a) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
African Minerals Co. (Warrants) "SP" 144A	November 2003	6,000,000	1,027,500	0.14
African Minerals Co. (Warrants) 144A	September 2003	6,000,000	1,640,000	0.22
Anatolia Minerals Development Ltd.	December 2004	1,010,324	2,529,404	0.34
Anatolia Minerals Development Ltd. (Warrants)	December 2004	24,610	507,078	0.07
Anooraq Resources Corp.	December 2003	542,781	416,350	0.06
Apollo Gold Corp. (Warrants) 144A	December 2002	251,171	182	0.00
Cardero Resources Corp.	October 2003	1,310,082	1,470,864	0.20
Crystallex International Corp.	September 2003	1,710,661	5,130,000	0.70
Crystallex International Corp. (Warrants)	September 2003	269,339	1,214,471	0.17
Radius Gold, Inc.	October 2003	1,143,941	673,395	0.09
Shore Gold, Inc.	February 2004	3,098,849	4,234,515	0.58
Strongbow Resources, Inc.	August 2003	256,556	375,654	0.05
Total Restricted Securities			19,219,413	2.62

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at April 30, 2006 amounted to $17,269,567 which is 2.4% of net assets.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $502,324,128) — including $17,269,567 of securities loaned	$ 729,107,660
Investment in Daily Assets Fund Institutional (cost $17,672,500)*	17,672,500
Investment in Cash Management QP Trust (cost $387,617)	387,617
Total investments in securities, at value (cost $520,384,245)	747,167,777
Foreign currency, at value (cost $1,198,255)	1,201,609
Receivable for investments sold	17,432,557
Dividends receivable	178,564
Interest receivable	18,841
Receivable for Fund shares sold	2,405,045
Other assets	71,296
Total assets	768,475,689
Liabilities
Payable upon return of securities loaned	17,672,500
Payable for investments purchased	14,959,799
Payable for Fund shares redeemed	1,384,849
Accrued management fee	557,708
Other accrued expenses and payables	694,548
Total liabilities	35,269,404
Net assets, at value	$ 733,206,285
Net Assets
Net assets consist of: Distributions in excess of net investment income	(14,903,928)
Net unrealized appreciation (depreciation) on: Investments	226,783,532
Foreign currency related transactions	8,473
Accumulated net realized gain (loss)	85,476,075
Paid-in capital	435,842,133
Net assets, at value	$ 733,206,285

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($211,575,217 ÷ 8,217,409 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 25.75
Maximum offering price per share (100 ÷ 94.25 of $25.75)	$ 27.32

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($51,825,221 ÷ 2,030,992 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 25.52

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($113,918,158 ÷ 4,471,003 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 25.48
Class AARP Net Asset Value, offering and redemption price(a) per share ($38,502,208 ÷ 1,492,124 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 25.80
Class S Net Asset Value, offering and redemption price(a) per share ($317,385,481 ÷ 12,318,371 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 25.77

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $63,950)	$ 3,335,903
Interest — Cash Management QP Trust	84,144
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	52,955
Interest	8,018
Total Income	3,481,020
Expenses: Management fee	2,933,385
Distribution service fees	861,142
Services to shareholders	463,560
Custodian and accounting fees	212,060
Directors' fees and expenses	6,854
Auditing	46,929
Legal	12,241
Reports to shareholders	55,929
Registration fees	42,573
Other	179,619
Total expenses before expense reductions	4,814,292
Expense reductions	(2,387)
Total expenses after expense reductions	4,811,905
Net investment income (loss)	(1,330,885)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	80,709,238
Investments — Affiliated issuers	6,039,825
Foreign currency related transactions	2,508
86,751,571
Net unrealized appreciation (depreciation) during the period on: Investments	203,415,546
Foreign currency related transactions	13,270
203,428,816
Net gain (loss) on investment transactions	290,180,387
Net increase (decrease) in net assets resulting from operations	$ 288,849,502

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations: Net investment income (loss)	$ (1,330,885)	$ (4,830,147)
Net realized gain (loss) on investment transactions	86,751,571	38,221,587
Net unrealized appreciation (depreciation) during the period on investment transactions	203,428,816	(63,744,750)
Net increase (decrease) in net assets resulting from operations	288,849,502	(30,353,310)
Distributions to shareholders: From net investment income: Class A	(2,374,257)	—
Class B	(281,881)	—
Class C	(691,150)	—
Class AARP	(480,465)	—
Class S	(4,377,237)	—
From net realized gains on investment transactions: Class A	(8,491,670)	(11,968,748)
Class B	(1,967,735)	(2,574,801)
Class C	(4,640,119)	(7,010,502)
Class AARP	(1,498,874)	(2,658,916)
Class S	(13,439,963)	(20,470,757)
Fund share transactions: Proceeds from shares sold	115,982,269	178,411,565
Reinvestment of distributions	33,807,231	39,456,286
Cost of shares redeemed	(147,553,917)	(196,667,605)
Redemption fees	72,453	53,492
Net increase (decrease) in net assets from Fund share transactions	2,308,036	21,253,738
Increase (decrease) in net assets	252,914,187	(53,783,296)
Net assets at beginning of period	480,292,098	534,075,394
Net assets at end of period (including distributions in excess of net investment income and accumulated net investment loss of of $14,903,928 and $5,368,053, respectively)	$ 733,206,285	$ 480,292,098

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 16.97	$ 19.53	$ 20.66	$ 9.33	$ 6.83	$ 6.81
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.17)	(.25)	(.18)	(.07)	.02
Net realized and unrealized gain (loss) on investment transactions	10.22	(.73)	.37	11.57	2.63	.00***
Total from investment operations	10.18	(.90)	.12	11.39	2.56	.02
Less distributions from: Net investment income	(.31)	—	(1.25)	(.06)	(.06)	—
Net realized gain on investment transactions	(1.09)	(1.66)	—	—	—	—
Total distributions	(1.40)	(1.66)	(1.25)	(.06)	(.06)	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 25.75	$ 16.97	$ 19.53	$ 20.66	$ 9.33	$ 6.83
Total Return (%)[d]	62.92**	(4.62)	.48[e]	122.10[e]	37.88	.29**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	212	133	146	134	8.3
Ratio of expenses before expense reductions (%)	1.55*	1.62	1.72	1.90	1.93	1.87*
Ratio of expenses after expense reductions (%)	1.55*	1.62	1.62	1.85	1.93	1.87*
Ratio of net investment income (loss) (%)	(.37)*	(.99)	(1.34)	(1.23)	(.61)	.85*
Portfolio turnover rate (%)	92*	53	76	80	163	113

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from June 25, 2001 (commencement of sales of Class A shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 16.77	$ 19.45	$ 20.55	$ 9.31	$ 6.81	$ 6.81
Income (loss) from investment operations: Net investment income (loss)[c]	(.12)	(.29)	(.39)	(.27)	(.14)	.01
Net realized and unrealized gain (loss) on investment transactions	10.12	(.73)	.36	11.51	2.64	(.01)
Total from investment operations	10.00	(1.02)	(.03)	11.24	2.50	.00
Less distributions from: Net investment income	(.16)	—	(1.07)	—	—	—
Net realized gain on investment transactions	(1.09)	(1.66)	—	—	—	—
Total distributions	(1.25)	(1.66)	(1.07)	—	—	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 25.52	$ 16.77	$ 19.45	$ 20.55	$ 9.31	$ 6.81
Total Return (%)[d]	62.26**	(5.30)[e]	(.26)[e]	120.73[e]	36.71	.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	32	32	24	5	3
Ratio of expenses before expense reductions (%)	2.33*	2.41	2.53	2.73	2.73	2.67*
Ratio of expenses after expense reductions (%)	2.33*	2.36	2.36	2.69	2.73	2.67*
Ratio of net investment income (loss) (%)	(1.15)*	(1.73)	(2.08)	(2.07)	(1.41)	.05*
Portfolio turnover rate (%)	92*	53	76	80	163	113

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from June 25, 2001 (commencement of sales of Class B shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 16.75	$ 19.42	$ 20.53	$ 9.29	$ 6.81	$ 6.81
Income (loss) from investment operations: Net investment income (loss)[c]	(.12)	(.28)	(.38)	(.29)	(.15)	.01
Net realized and unrealized gain (loss) on investment transactions	10.10	(.73)	.35	11.53	2.64	(.01)
Total from investment operations	9.98	(1.01)	(.03)	11.24	2.49	.00
Less distributions from: Net investment income	(.16)	—	(1.08)	—	(.01)	—
Net realized gain on investment transactions	(1.09)	(1.66)	—	—	—	—
Total distributions	(1.25)	(1.66)	(1.08)	—	(.01)	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 25.48	$ 16.75	$ 19.42	$ 20.53	$ 9.29	$ 6.81
Total Return (%)[d]	62.26**	(5.26)	(.25)[e]	120.99[e]	36.77	.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	114	76	84	40	2	1
Ratio of expenses before expense reductions (%)	2.29*	2.33	2.48	2.71	2.71	2.64*
Ratio of expenses after expense reductions (%)	2.29*	2.33	2.35	2.63	2.71	2.64*
Ratio of net investment income (loss) (%)	(1.11)*	(1.70)	(2.07)	(2.01)	(1.39)	.08*
Portfolio turnover rate (%)	92*	53	76	80	163	113

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from June 25, 2001 (commencement of sales of Class C shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 17.03	$ 19.54	$ 20.68	$ 9.34	$ 6.83	$ 5.30
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.13)	(.21)	(.13)	(.03)	.09
Net realized and unrealized gain (loss) on investment transactions	10.23	(.72)	.37	11.56	2.62	1.46
Total from investment operations	10.21	(.85)	.16	11.43	2.59	1.55
Less distributions from: Net investment income	(.35)	—	(1.30)	(.09)	(.08)	(.02)
Net realized gain on investment transactions	(1.09)	(1.66)	—	—	—	—
Total distributions	(1.44)	(1.66)	(1.30)	(.09)	(.08)	(.02)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 25.80	$ 17.03	$ 19.54	$ 20.68	$ 9.34	$ 6.83
Total Return (%)	63.07**	(4.34)	.65[c]	122.72[c]	38.51	29.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	25	32	24	4	1
Ratio of expenses before expense reductions (%)	1.32*	1.40	1.49	1.66	1.65	1.59
Ratio of expenses after expense reductions (%)	1.32*	1.40	1.38	1.63	1.65	1.59
Ratio of net investment income (loss) (%)	(.14)*	(.77)	(1.10)	(1.01)	(.33)	1.40
Portfolio turnover rate (%)	92*	53	76	80	163	113

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 17.01	$ 19.52	$ 20.65	$ 9.34	$ 6.83	$ 5.31
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.13)	(.20)	(.12)	(.03)	.09
Net realized and unrealized gain (loss) on investment transactions	10.23	(.72)	.36	11.52	2.62	1.45
Total from investment operations	10.21	(.85)	.16	11.40	2.59	1.54
Less distributions from: Net investment income	(.36)	—	(1.29)	(.09)	(.08)	(.02)
Net realized gain on investment transactions	(1.09)	(1.66)	—	—	—	—
Total distributions	(1.45)	(1.66)	(1.29)	(.09)	(.08)	(.02)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 25.77	$ 17.01	$ 19.52	$ 20.65	$ 9.34	$ 6.83
Total Return (%)	63.07**	(4.34)	.70[c]	122.39[c]	38.36	28.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	317	215	240	248	114	96
Ratio of expenses before expense reductions (%)	1.31*	1.37	1.47	1.66	1.65	1.59
Ratio of expenses after expense reductions (%)	1.31*	1.37	1.33	1.64	1.65	1.59
Ratio of net investment income (loss) (%)	(.13)*	(.74)	(1.05)	(1.02)	(.33)	1.40
Portfolio turnover rate (%)	92*	53	76	80	163	113

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Gold & Precious Metals Fund (the "Fund") (formerly Scudder Gold and Precious Metals Fund), is a non-diversified series of DWS Mutual Funds, Inc. (the "Corporation") (formerly Scudder Mutual Funds, Inc.), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $273,887,758 and $307,782,939, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.99% of the Fund's average daily net assets.

Under the Management Agreement, the Advisor has entered into a Research and Advisory Agreement with Deutsche Investments Australia Limited ("DIAL"), an affiliate of the Advisor. The Advisor compensates DIAL out of the management fee it receives from the Fund.

For the period Noveber 1, 2005 through April 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets for Class A, AARP and S shares and 1.38% for Class B and C shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC and DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC and DWS-SSC, not by the Fund. For the six months ended April 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2006
Class A	$ 94,335	$ 25,325
Class B	26,746	6,721
Class C	40,648	11,599
Class AARP	22,271	9,413
Class S	117,572	46,013
	$ 301,572	$ 99,071

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $136,232 of which $10,351 is unpaid at April 30, 2006.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2006
Class B	$ 151,094	$ 29,009
Class C	345,677	63,869
	$ 496,771	$ 92,878

In addition DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2006	Annualized Effective Rate
Class A	$ 201,845	$ 41,881.24%
Class B	49,379	9,424.24%
Class C	113,147	19,277.25%
	$ 364,371	$ 70,582

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2006, aggregated $59,555.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2006, the CDSC for Class B and C shares aggregated $76,204 and $17,189, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2006, DWS-SDI received $9,479.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $13,380, of which $7,440 is unpaid at April 30, 2006.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Director of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

For the six months ended April 30, 2006, the Advisor agreed to reimburse the Fund $2,387, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the six months ended April 30, 2006, with companies which are or were affiliates is as follows:

Affiliate	Value ($) at October 31, 2005	Total Purchase Cost	Total Sales Cost ($)	Total Gain/(Loss)	Shares	Value ($) at April 30, 2006
Desert Sun Mining Corp.*	8,687,156	—	11,324,297	6,039,825	—	N/A
Desert Sun Mining Corp. (Warrants)*+	350,521	—	—	—	—	N/A
	9,037,677			6,039,825

* No longer an affiliate at April 30, 2006.

+ The Desert Sun Mining Corp. warrants were exercised in exchange for 360,000 common shares of Yamana Gold, Inc.

F. Investing in Emerging Markets and Gold and Precious Metals Securities

Investing in gold and precious metal stocks may involve special risks and considerations, including volatility of gold and precious metal prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,561,135	$ 54,323,476	4,569,469	$ 76,996,997
Class B	407,615	8,628,245	847,782	13,896,360
Class C	761,776	15,951,840	1,324,368	22,421,757
Class AARP	323,901	7,073,531	469,943	8,035,011
Class S	1,389,617	30,005,177	3,322,369	57,061,440
		$ 115,982,269		$ 178,411,565
Shares issued to shareholders in reinvestment of distributions
Class A	489,719	$ 9,265,484	591,212	$ 10,044,702
Class B	107,025	2,012,100	134,573	2,272,929
Class C	242,035	4,543,006	346,164	5,836,418
Class AARP	94,975	1,799,930	140,614	2,390,441
Class S	855,531	16,186,711	1,113,113	18,911,796
		$ 33,807,231		$ 39,456,286
Shares redeemed
Class A	(2,642,016)	$ (55,763,268)	(4,837,087)	$ (80,143,046)
Class B	(410,823)	(8,379,802)	(681,447)	(11,406,722)
Class C	(1,058,812)	(21,724,504)	(1,471,984)	(24,609,931)
Class AARP	(382,822)	(7,959,961)	(786,726)	(13,204,659)
Class S	(2,558,971)	(53,726,382)	(4,119,186)	(67,303,247)
		$ (147,553,917)		$ (196,667,605)
Redemption fees		$ 72,453		$ 53,492
Net increase (decrease)
Class A	408,838	$ 7,851,700	323,594	$ 6,919,023
Class B	103,817	2,264,912	300,908	4,764,971
Class C	(55,001)	(1,218,719)	198,548	3,651,246
Class AARP	36,054	916,744	(176,169)	(2,776,608)
Class S	(313,823)	(7,506,601)	316,296	8,695,106
		$ 2,308,036		$ 21,253,738

I. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Gold & Precious Metals Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Directors.

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	17,927,835.183	822,719.812
Dawn-Marie Driscoll	17,922,593.190	827,961.805
Keith R. Fox	17,913,329.119	837,225.876
Kenneth C. Froewiss	17,935,985.363	814,569.632
Martin J. Gruber	17,921,041.805	829,513.190
Richard J. Herring	17,932,722.446	817,832.549
Graham E. Jones	17,921,029.750	829,525.245
Rebecca W. Rimel	17,947,543.376	803,011.619
Philip Saunders, Jr.	17,918,789.444	831,765.551
William N. Searcy, Jr.	17,919,353.244	831,201.751
Jean Gleason Stromberg	17,915,698.437	834,856.558
Carl W. Vogt	17,911,496.822	839,058.173
Axel Schwarzer	17,918,566.175	831,988.820

The Meeting was reconvened on June 1, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below).

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
14,978,746.474	719,326.008	827,730.717	3,455,103.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
14,850,146.817	825,181.945	850,474.437	3,455,103.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
14,816,966.104	843,747.585	865,089.510	3,455,103.000

IV-C. Approval of Amended and Restated Articles of Incorporation.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
14,875,693.748	794,875.825	855,233.626	3,455,103.000

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SGDAX	SGDBX	SDGCX
CUSIP Number	23337E 105	23337E 204	23337E 303
Fund Number	419	619	719
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGLDX	SCGDX
Fund Number	2119	2019

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc, Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2006